Exhibit 99.1

Roadzen’s VehicleCare Wins Major Claims Mandate from One of India’s Largest Insurers, Expected to Generate Over $10 Million in Annual Revenue

VehicleCare to manage claims execution across a nationwide repair network for an insurer processing approximately $800 million in annual motor claims

NEW YORK, NY, April 27, 2026 — Roadzen Inc. (Nasdaq: RDZN), a global leader in AI at the convergence of insurance and mobility, today announced that VehicleCare, its wholly owned India-based workshop management and claims repair platform, has been selected under contract by one of India’s largest general insurers to process auto insurance claims across VehicleCare’s nationwide repair network.

The contract is expected to generate over $10 million in annual revenue for VehicleCare as claims volumes ramp across the insurer’s motor claims network. The contracting insurer is one of India’s largest general insurance companies, operating through more than 1,000 branches nationwide, with a motor portfolio spanning millions of policies and an annual motor claims pool of approximately $800 million across its business.

VehicleCare operates AutoSpace, one of India’s leading workshop management software platforms, digitizing the end-to-end repair journey — from first notice of loss through to job completion — across a network of more than 1,200 verified workshops in metro, Tier-1, and Tier-2 cities nationwide. The platform serves insurers, fleet operators, and individual vehicle owners, and has already delivered a 30%+ reduction in loss costs versus OEM garages across more than 150,000 claims processed.

Under the contract, VehicleCare will act as a preferred repair partner for the insurer’s motor claims, delivering cashless repair services to policyholders within defined and guaranteed turnaround timeframes. The insurer gains end-to-end digital visibility into repair status, job cards, parts procurement, parts availability, repair approvals, and completion milestones through VehicleCare’s AutoSpace platform, while policyholders benefit from a seamless cashless repair experience across India.

Each workshop in the VehicleCare network operates under standardized repair protocols and is subject to ongoing performance monitoring, creating a quality framework that supports guaranteed turnaround commitments, cost control, and insurer-level compliance. The engagement represents one of the most significant insurer repair-network mandates awarded to VehicleCare to date and positions the platform to manage a meaningful share of motor claims activity for one of India’s largest insurance portfolios.

The contract validates the strategic thesis behind Roadzen’s acquisition of VehicleCare: combining AI-led claims automation with a nationwide physical repair execution network to create an integrated claims infrastructure platform for insurers. By connecting claims intake, repair triage, workshop allocation, parts procurement, cost control, and completion tracking into one digital operating system, VehicleCare extends Roadzen’s capabilities beyond software decisioning into real-world repair execution.

“Being selected by one of India’s largest general insurers is a validation of everything VehicleCare has built — a technology platform that brings discipline, transparency, and accountability to what has historically been a very fragmented repair ecosystem,” said Rohan Malhotra, Founder & CEO of Roadzen. “This contract directly supports the thesis behind our acquisition of VehicleCare: insurers do not just need better claims software; they need an integrated network that can manage repairs, control costs, guarantee turnaround times, and deliver a better customer experience at scale. With exposure to an approximately $800 million annual motor claims pool, we believe this engagement can generate over $10 million in annual revenue for VehicleCare as volumes ramp and become an important contributor to Roadzen’s India growth strategy.”

“This is a landmark win for VehicleCare and a major step forward in our mission to modernize India’s motor claims repair ecosystem,” said Arvind Verma, CEO of VehicleCare. “Large insurers need partners who can deliver scale, transparency, quality control, and guaranteed execution across thousands of claims and hundreds of cities. AutoSpace was built precisely for this purpose — to connect insurers, workshops, parts suppliers, and policyholders on one digital platform. We are proud to have been selected for a mandate of this size and believe it will demonstrate the power of VehicleCare’s nationwide network and technology-led operating model.”

The contract strengthens VehicleCare’s position as a critical part of India’s motor insurance repair infrastructure and creates a durable, claims-volume-linked revenue stream for Roadzen. The Company expects this engagement to serve as a platform for deeper insurer partnerships in India as general insurers increasingly digitize and outsource repair network management to technology-led platforms capable of delivering transparency, cost savings, guaranteed service levels, and improved policyholder experience.

About Roadzen Inc.

Roadzen Inc. (Nasdaq: RDZN) is a global leader in AI at the convergence of insurance and mobility. Roadzen builds technology that helps insurers, automakers, and fleets better predict and prevent risk, automate claims, and deliver seamless, embedded insurance experiences.

Thousands of clients across North America, Europe, and Asia — from the world’s leading insurers, carmakers, and fleets to dealerships and agents — use Roadzen’s technology to build new products, sell insurance, process claims, and improve road safety. Roadzen’s pioneering work in telematics, generative AI, and computer vision has earned recognition from Forbes, Fortune, and Financial Express as one of the world’s top AI innovators.

Headquartered in Burlingame, California, Roadzen employs more than 300 people across offices in the U.S., U.K., and India. Learn more at www.roadzen.ai.

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